                                                                     Exhibit 4.9


                              LETTER OF TRANSMITTAL

                             OFFER TO EXCHANGE UP TO
     $113,439,051 PRINCIPAL AMOUNT 11 1/2% SECURED NOTES DUE 2007, SERIES B
                           FOR ANY AND ALL OUTSTANDING
     $113,439,051 PRINCIPAL AMOUNT 11 1/2% SECURED NOTES DUE 2007, SERIES A
                                       OF
                          ABRAXAS PETROLEUM CORPORATION

                        PURSUANT TO THE OFFER TO EXCHANGE
                           DATED _______________, 2003


--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON ________________, 2003, UNLESS EXTENDED (THE "EXPIRATION TIME"). HOLDERS OF THE 11 1/2% Secured Notes due 2007, Series A ("OUTSTANDING NOTES") MUST TENDER THEIR OUTSTANDING NOTES ON OR PRIOR TO THE EXPIRATION TIME IN ORDER TO PARTICIPATE IN THE EXCHANGE OFFER AND RECEIVE THE EXCHANGE NOTES.

IF YOU TENDER YOUR OUTSTANDING NOTES, YOUR TENDER MAY NOT BE WITHDRAWN EXCEPT UNDER CERTAIN VERY LIMITED CIRCUMSTANCES DESCRIBED IN THE SECTION ENTITLED "The Series A/B Exchange Offer -- PROCEDURES FOR TENDERING OUTSTANDING NOTES -- Withdrawal Rights" ON PAGE __ OF THE OFFER TO EXCHANGE (AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME) THAT ACCOMPANIES THIS LETTER OF TRANSMITTAL (THE "OFFER").

HOLDERS THAT DESIRE TO PARTICIPATE IN THE EXCHANGE OFFER ("NOTEHOLDERS") MUST TENDER THEIR OUTSTANDING NOTES BY DELIVERING THIS LETTER OF TRANSMITTAL OR MUST CAUSE AN AGENT'S MESSAGE TO BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.
--------------------------------------------------------------------------------

                                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                                                U.S. Bank, N.A.

   BY MAIL (WHETHER CERTIFIED OR REGISTERED):                             BY OVERNIGHT COURIER:

                 U.S. Bank, N.A.                                            U.S. Bank, N.A.
             180 East Fifth Street                                       180 East Fifth Street
              Saint Paul, MN 55101                                        Saint Paul, MN 55101
  Attn: Frank Leslie, Corporate Trust Services                Attn: Frank Leslie, Corporate Trust Services


  BY FACSIMILE(FOR ELIGIBLE INSTITUTIO ONLY):                             CONFIRM BY TELEPHONE:

               (651) 244-0711                                                (651) 244-8677


      As set forth in the Offer to Exchange dated ___________, 2003 (as it may be supplemented from time to time, the "Offer") of Abraxas Petroleum Corporation, a Nevada corporation ("Abraxas" or the "Company"), this Letter of Transmittal (the "Letter of Transmittal" and, together with the Offer, the "Exchange Offer") must be used to tender the Outstanding Notes in response to the Company's offer to exchange $1,000 principal amount of 11 1/2% Secured Notes due 2007, Series B (the "Exchange Notes"), for each $1,000 principAL amount of Outstanding Notes tendered, if (i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by such Noteholders; (ii) tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the caption "The Series A/B Exchange Offer--Procedures for Tendering Outstanding Notes--ValiD Tender" in the Offer; or (iii) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The Series A/B Exchange Offer--Procedures for Tendering Outstanding Notes--Guaranteed Delivery Procedures" in thE Offer; and, in each case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

      Noteholders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message to the Exchange Agent for its acceptance. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the agent's message. DTC participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.

      If a Noteholder desires to tender Outstanding Notes and (i) such Outstanding Notes are not lost but are not immediately available, (ii) time will not permit the Noteholder's Outstanding Notes or other required documents to reach the Exchange Agent before the Expiration Time, or (iii) the procedures for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the following conditions are satisfied:

      o     the tender is made by or through an Eligible Institution;

      o prior to the Expiration Time, the Exchange Agent receives from the Eligible Institution a properly completed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) substantially in the form the Company provides which sets forth the name and address of the Noteholder and the amount of the Outstanding Notes tendered; and

      o a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, together with certificates for all Outstanding Notes in proper form for transfer (or a book-entry confirmation with respect to all tendered Outstanding Notes), and any other required documents are received by the Exchange Agent within two business days after the date of execution of the notice of guaranteed delivery. See Instruction 2.

      The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer.

                           TENDER OF OUTSTANDING NOTES

/ / CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY DELIVERY OF CERTIFICATES REPRESENTING THE OUTSTANDING NOTES TO THE EXCHANGE AGENT.

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:


      Name of Tendering Institution __________________________________________

      DTC Account Number _____________________________________________________

      Transaction Code Number ________________________________________________


/ /   CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
      IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
      FOLLOWING:


      Name of Registered Owner(s)_____________________________________________

      Date of Execution of Notice of Guaranteed Delivery _____________________

      Name of Institution which Guaranteed Delivery___________________________

      If Delivered By Book-Entry Transfer:

      Name of Tendering Institution __________________________________________

      DTC Account Number _____________________________________________________

      Transaction Code Number ________________________________________________

                    DESCRIPTION OF OUTSTANDING NOTES TENDERED
      (MUST BE COMPLETED. IF SPACE IS INSUFFICIENT, PLEASE ATTACH A SIGNED
                            LIST IN THE FORM BELOW.)


------------------------------------------------------------------------------------------------------------------------------

    NAME(S) AND ADDRESS(ES) OF REGISTERED        OUTSTANDING NOTE(S)                                     PRINCIPAL AMOUNT OF
                  HOLDER(S)                          CERTIFICATE        AGGREGATE PRINCIPAL AMOUNT        OUTSTANDING NOTES
                (PLEASE PRINT)                       NUMBER(S)*          OF OUTSTANDING NOTES HELD           TENDERED**

------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------


*   Need not be completed by Book-Entry Holders
** Unless otherwise specified, the aggregate principal amount of all Outstanding Notes held shall be deemed tendered.

                    PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tender(s) to Abraxas, upon the terms and subject to the conditions set forth in the Offer, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the principal amount of Outstanding Notes indicated in the table above entitled "Description of Outstanding Notes Tendered" under the column heading "Principal Amount of Outstanding Notes Tendered" in exchange for the Exchange Notes. The Exchange Notes are substantially identical to the Outstanding Notes except that the Exchange Notes will not contain the registration rights and liquidated damages provisions contained in the Outstanding Notes. The Exchange Notes evidence the same debt as the Outstanding Notes (which they replace). Capitalized terms used but not defined herein have the respective meanings given such terms in the Offer. The undersigned understand(s) that tender of Outstanding Notes may not be withdrawn except under the circumstances described in the Offer.

      Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Outstanding Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sell(s), assign(s) and transfer(s) to, or upon the order of, the Company, all right, title and interest in and to all of the Outstanding Notes tendered hereby. The undersigned hereby irrevocably constitute(s) and appoint(s) the Exchange Agent as true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Outstanding Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Outstanding Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Outstanding Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Outstanding Notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer as described in the Offer.

      In the event of a termination of the Exchange Offer, the Outstanding Notes tendered pursuant to the Exchange Offer will be returned to the tendering Noteholders promptly (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to the account maintained at DTC from which such Outstanding Notes were delivered). If the Company reduces the principal amount of the Exchange Notes to be exchanged for the Outstanding Notes, reduces the principal amount of the notes subject to the Exchange Offer or is otherwise required by law to permit withdrawal, the Company will disseminate additional Exchange Offer materials and extend such Exchange Offer to the extent required by law.

      The undersigned understand(s) that tender of Outstanding Notes pursuant to any of the procedures described in the Offer and in the instructions hereto and acceptance of such Outstanding Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understand(s) that validly tendered Outstanding Notes (or defectively tendered Outstanding Notes with respect to which the Company has, or has caused to be, waived such defect), will be deemed to have been accepted by the Company if, as and when the Company gives oral or written notice thereof to the Exchange Agent.

      The undersigned hereby represent(s) and warrant(s) that it has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Notes tendered hereby, and that when such tendered Outstanding Notes are accepted for purchase and payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, right or proxy. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, exchange, assignment and transfer of the Outstanding Notes tendered hereby.

      All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the undersigned's death or incapacity, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

      The undersigned understand(s) that the delivery and surrender of any Outstanding Notes is not effective, and the risk of loss of the Outstanding Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals will be determined by the Company, in its sole discretion, which determination shall be final and binding. For purposes of the Exchange Offer, the Company will be deemed to have accepted validly tendered Outstanding Notes if and when the Company gives notice to the Exchange Agent.

      The undersigned understand(s) that notwithstanding any other provisions of the Exchange Offer to the contrary, delivery of the Exchange Notes for Outstanding Notes accepted for tender pursuant to the Exchange Offer will in all cases be made only after timely receipt by the Exchange Agent of (a) certificates for (or a timely book-entry confirmation with respect to) such Outstanding Notes, (b) a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and
(c) any other documents required by the applicable Letter of Transmittal and the instructions thereto. Accordingly, tendering Noteholders whose certificates for Outstanding Notes or book-entry confirmation with respect to such Outstanding Notes are actually received by the Exchange Agent after the Expiration Time may be paid later than other tendering Noteholders. Under no circumstances will interest be paid on the Exchange Notes to be paid by the Company because of any delay in making such delivery or otherwise.

      Unless otherwise indicated herein under "Special Issuance/Delivery Instructions," the undersigned hereby request(s) that the Exchange Notes and any Outstanding Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned at the address indicated under "Description of Outstanding Notes Tendered" above (and in the case of Outstanding Notes tendered by book-entry transfer, by credit to the account of DTC).

      In the event that the "Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that the Exchange Notes and any Outstanding Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognize(s) that the Company has no obligation pursuant to the "Special Issuance/Delivery Instructions" box to transfer any Outstanding Notes from the names of the registered Noteholder(s) thereof if the Company does not accept for purchase any of the principal amount of such Outstanding Notes so tendered.


                                   SIGNATURES

____________________________________________________________________________________________


Signature guaranteed by:                        Dated:_______________________________, 200__
(See Instruction 1)


______________________________________          ____________________________________________
Authorized Signature                            Signature of Noteholder or Authorized
                                                Representative (See Instruction 1)



______________________________________          ____________________________________________
Name of Eligible Institution                    Name of Noteholder (please print or type)
(please print or type)



______________________________________          ____________________________________________
Address (please print or type)                  Name of Authorized Representative, if
                                                applicable (please print or type)



______________________________________          ____________________________________________
City, State/Province, Country,                  Area Code and Telephone No.
Postal Code (Please print or type)              (please print or type)



                                                ____________________________________________
                                                Social Insurance Number or Taxpayer
                                                Identification Number or Social Security
                                                Number of U.S. Resident

____________________________________________________________________________________________


                     SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS


                            SPECIAL ISSUANCE/DELIVERY
                                  INSTRUCTIONS
                        (See Instructions 1, 4, 5 and 6)

To be completed ONLY if Exchange Notes or Outstanding Notes representing principal amounts not tendered or not accepted for purchase be issued in the name of, or transferred to, someone other than the undersigned. Issue / transfer to:


Name:
      ------------------------------
             (Please Print)

Address: __________________________________

___________________________________________

___________________________________________
          (Include Postal Code)

U.S. Residents/Citizens must provide their Social Security Number or Tax Payer Identification Number here:


________________________________________




                          DEPOSIT PURSUANT TO NOTICE OF
                               GUARANTEED DELIVERY
                               (See Instruction 1)

[ ] Check here only if Outstanding Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:


Name(s) of Registered Holder(s): ________________________________

Date of Execution of Notice of Guaranteed Delivery: __________________________

Name of Eligible Institution which Guaranteed Delivery:

________________________________



                            SPECIAL ISSUANCE/DELIVERY
                                  INSTRUCTIONS
                        (See Instructions 1, 4, 5 and 6)

To be completed ONLY if Exchange Notes or Outstanding Notes representing principal amounts not tendered or not accepted for purchase be sent to someone other than the undersigned or to the undersigned at an address other than that appearing under "Description of Outstanding Notes Tendered" above, or are to be held by the Exchange Agent for pick-up by the undersigned or by any person designated by the undersigned in writing.

Send to:


Name: ______________________________
             (Please Print)

Address: ___________________________

         ___________________________

         ___________________________
            (Include Postal Code)

[ ] Hold for pick-up at the office at which the Tendered Notes were deposited, against counter receipt.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. SIGNATURE GUARANTEES. Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, unless the Outstanding Notes tendered hereby are tendered by a registered Noteholder (or by a participant in DTC whose name appears on a security position listing as the owner of such Outstanding Notes) that has not completed any of the boxes entitled "Special Issuance/Delivery Instructions" on this Letter of Transmittal or for the account of an Eligible Institution. If the Outstanding Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Outstanding Notes not accepted for payment or not tendered are to be returned to a person other than the registered Noteholder, then the signatures on this Letter of Transmittal accompanying the tendered Outstanding Notes must be guaranteed by an Eligible Institution as described above. See Instruction 4.

      2. DELIVERY OF LETTER OF TRANSMITTAL AND OUTSTANDING NOTES. This Letter of Transmittal is to be completed by Noteholders if (i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by such Noteholders; (ii) tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth under the caption "The Series A/B Exchange Offer--Procedures for Tendering Outstanding Notes--Valid Tender" in the Offer; or (iii) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures set forth under the caption "The Series A/B Exchange Offer--Procedures for Tendering Outstanding Notes--Guaranteed Delivery Procedures" in the Offer; and, in each case instructions are not being transmitted through ATOP. All physically delivered Outstanding Notes, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Outstanding Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Time, or the tendering Noteholder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC or the Company does not constitute delivery to the Exchange Agent.

      If a Noteholder desires to tender the Outstanding Notes pursuant to the Exchange Offer and (i) the Noteholder's Outstanding Notes are not lost but are not immediately available, (ii) time will not permit the Noteholder's Outstanding Notes or other required documents to reach the Exchange Agent before the Expiration Time, or (iii) the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Time, then such Noteholder must tender such Outstanding Notes pursuant to the guaranteed delivery procedures set forth under the caption "The Series A/B Exchange Offer--Procedures for Tendering Outstanding Notes--Guaranteed Delivery Procedures" in the Offer. Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution, (ii) the Exchange Agent must receive from the Eligible Institution a properly completed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery), substantially in the form provided by the Company, which sets forth the name and address of the Noteholder and the amount of the Outstanding Notes tendered, prior to the Expiration Time, and (iii) the Exchange Agent must receive a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and validly executed with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, together with certificates for all Outstanding Notes in proper form for transfer (or a book-entry confirmation with respect to all tendered Outstanding Notes), and any other required documents within two business days after the date of execution of the Notice of Guaranteed Delivery.

      The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents, including delivery through DTC and any acceptance of agent's message delivered through ATOP, is at the option and risk of the tendering Noteholder. Instead of delivery by mail, we recommend that the undersigned use(s) an overnight or hand delivery service. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent prior to the Expiration Time. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Exchange Agent.

      No alternative, conditional or contingent tenders will be accepted. All tendering Noteholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Outstanding Notes for payment.

      3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Outstanding Notes should be listed on a separate signed schedule attached hereto.

      4. SIGNATURES ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered Noteholder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Outstanding Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Outstanding Notes.

      If any of the Outstanding Notes tendered hereby are registered in the name of two or more Noteholders, all such Noteholders must sign this Letter of Transmittal. If any of the Outstanding Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

      If this Letter of Transmittal or any Outstanding Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

      When this Letter of Transmittal is signed by the registered Noteholders of the Outstanding Notes listed and transmitted hereby, no endorsements of Outstanding Notes or separate instruments of transfer are required unless payment is to be made, or Outstanding Notes not tendered or purchased are to be issued, to a person other than the registered Noteholders, in which case signatures on such Outstanding Notes or instruments of transfer must be guaranteed by a recognized member of the Medallion Signature Guarantee Program.

      If this Letter of Transmittal is signed other than by the registered Noteholders listed, the Outstanding Notes must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name or names of the registered Noteholders appear on the Outstanding Notes and signatures on such Outstanding Notes or instruments of transfer are required and must be guaranteed by an Eligible Institution.

      5. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for unpurchased or untendered Outstanding Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if such Outstanding Notes are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate "Special Issuance/Delivery Instructions" boxes on this Letter of Transmittal should be completed. All Outstanding Notes tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account for which such Outstanding Notes were delivered or by sending certificates for such Outstanding Notes to the tendering Noteholder, as applicable.

      6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Outstanding Notes to it, or to its order, pursuant to the Exchange Offer. If payment of the Exchange Notes is to be made to, or if Outstanding Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Outstanding Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Noteholder or such other person) payable on account of the transfer to such other person shall be deducted from the Exchange Notes unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

      7. WAIVER OF CONDITIONS. The conditions of the Exchange Offer may be amended or waived by the Company, in whole or in part, at any time and from time to time in the Company's sole discretion, in the case of any Outstanding Notes tendered.

      8. SUBSTITUTE FORM W-9. Each tendering Noteholder (or other payee) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), generally the Noteholder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the Noteholder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Noteholder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on the payment of the Exchange Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Noteholder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 31% on all such payments of the Exchange Notes until a TIN is provided to the Exchange Agent.

      9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Offer, this Letter of Transmittal or the Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the telephone number and location listed above. A Noteholder may also contact such Noteholder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

      IMPORTANT: This Letter of Transmittal (or a facsimile hereof), together with Outstanding Notes and all other required documents or the Notice of Guaranteed Delivery, must be received by the Exchange Agent at or prior to the Expiration Time in order to receive the Exchange Notes.

                            IMPORTANT TAX INFORMATION

      Under federal income tax law, a Noteholder whose tendered Outstanding Notes are accepted for payment or exchange is required to provide the Exchange Agent with such Noteholder's current TIN on Substitute Form W-9 below. If such Noteholder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the Noteholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any Exchange Notes paid to such Noteholder or other payee with respect to Outstanding Notes pursuant to the Exchange Offer may be subject to 31% backup withholding tax.

      Certain Noteholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Noteholder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent.

      If backup withholding applies, the Exchange Agent is required to withhold 31% of any Exchange Notes paid to the Noteholder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on any Exchange Notes paid to a Noteholder or other payee with respect to Outstanding Notes purchased pursuant to the Exchange Offer, the Noteholder is required to notify the Exchange Agent of the Noteholder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Noteholder is awaiting a TIN), and that (i) the Noteholder has not been notified by the Internal Revenue Service that the Noteholder is subject to backup withholding as a result of failure to report all interest or dividends or
(ii) the Internal Revenue Service has notified the Noteholder that the Noteholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

      The Noteholder is required to give the Exchange Agent the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Outstanding Notes.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      If the tendering Noteholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, check the box "Awaiting TIN" provided in Part 2 on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.



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___________________________________________________________________________________________________________________

PAYER'S NAME:  U.S. BANK, N.A.
___________________________________________________________________________________________________________________

            SUBSTITUTE                   Part 1--PLEASE PROVIDE YOUR                   Social Security Number
             FORM W-9                    TIN IN THE BOX AT RIGHT AND
    Department of the Treasury           CERTIFY BY SIGNING AND DATING              ______________________________
     Internal Revenue Service            BELOW.                                                  OR
                                                                                        Employer Identification
                                                                                               Number

                                                                                    ______________________________
                                         _________________________________________________________________________
                                         Name as shown on account (if joint,  list first and circle
   Payor's Request for Taxpayer          name of the person or entity whose number you enter above.
  Identification Number ("TIN")          Name (Please Print) _____________________________________________________
        and Certification

                                         Address _________________________________________________________________


                                         _________________________________________________________________________
                                         City                           State                        Zip Code


                                         Part 2--Awaiting TIN [ ]
___________________________________________________________________________________________________________________

Part 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct
TIN (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.


Signature ____________________________________________        Date ___________________________________


You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reported interest or dividends on your tax return and you have not been advised by the
IRS that such backup withholding has been terminated.
___________________________________________________________________________________________________________________


                  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING.

                               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                                CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9


___________________________________________________________________________________________________________________

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either
(a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.


___________________________________________             ___________________________________
                 Signature                                              Date

___________________________________________________________________________________________________________________

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